Exhibit 10.87

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     This First Amendment (this “Amendment”) to that certain Securities Purchase Agreement (the “Agreement”), dated December 13, 2005, by and among Global Med Technologies, Inc., a Colorado corporation (the “Company”) and each purchaser set forth on the signature pages thereto and hereto (each, including its successors and assigns, a “Purchaser”, collectively the “Purchasers” and together with the Company, the “Parties” and each a “Party”) is made effective as of March 29, 2006.

WITNESSTH:

     WHEREAS, the Parties desire to amend the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises, conditions and covenants contained herein and in the Agreement, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Parties hereto agree as follows:

AMENDMENT:

     1.    Amendment to Section 1.1. The Agreement is hereby amended by deleting the definition of "Registration Rights Agreement" in its entirety and by inserting in lieu thereof the following:

     “Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof and all subsequent Amendments thereto, by and among the Company and the Purchasers, in for the form of Exhibit B attached hereto.”

     2.    Amendment to Section 4.1. The Agreement is hereby amended by deleting Section 4.1.(d) in its entirety and by inserting in lieu thereof the following:

     “(d) In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company’s transfer agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day 5 Trading Days after such damages have begun to accrue) for each Trading Day beginning on the third Trading Day after the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performances and/or injunctive relief. For each individual Holder, liquidated damages under this clause will be limited to no more than 24% of the Stated Value of the Series A Convertible Preferred Stock held by such Purchaser on December 16, 2005.”

     3.    Full Force and Effect. Except as expressly amended herein, all other terms and provisions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects.

     4.    Counterparts. This Amendment may be executed in one or more counterparts, each of which such counterparts shall be deemed an original and all of which together shall constitute one and the same Amendment.

     5.    Further Amendments. The Agreement shall further be amended wherever appropriate to reflect the changes indicated above.

     6.    Recital. The Recital hereto is hereby incorporated into this Amendment as if fully stated herein.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each Party has executed this First Amendment to the Securities Purchase Agreement as of the date first written above.

GLOBAL MED TECHNOLOGIES, INC.	Address for Notice:
By: /s/ Michael I. Ruxin, M.D.	12600 West Colfax, Suite C-420
Name: Michael I. Ruxin, M.D.	Lakewood, CO 80215
Title: Chairman and CEO	Phone: (303) 238-2000
Fax: (303) 238-3368

With a copy to (which shall not constitute notice):

Name of Purchaser: Magnetar Capital Master Fund, LLC
Signature of Authorized Signatory of Purchaser: /s/ Paul Smith
Name of Authorized Signatory: Paul Smith
Title of Authorized Signatory: General Counsel
Email Address of Purchaser: notices@magnetar.com

Name of Purchaser: Crestview Capital Master Fund, LLC
Signature of Authorized Signatory of Purchaser: /s/ Robert Hoyt
Name of Authorized Signatory: Robert Hoyt
Title of Authorized Signatory: Managing Member
Email Address of Purchaser: bob@crestviewcap.com

Name of Purchaser: Fusion Capital Fund II, LLC
Signature of Authorized Signatory of Purchaser: /s/ Joshua B. Schienfeld
Name of Authorized Signatory: Joshua B. Schienfeld
Title of Authorized Signatory: President
Email Address of Purchaser: jschienfeld@fusioncapital.com

Name of Purchaser: Enable Growth Partners
Signature of Authorized Signatory of Purchaser: /s/ Mitch Levine
Name of Authorized Signatory: Mitch Levine
Title of Authorized Signatory: Managing Partner
Email Address of Purchaser: mlevine@enablecapital.com

Name of Purchaser: Enable Opportunity Partners
Signature of Authorized Signatory of Purchaser: /s/ Mitch Levine
Name of Authorized Signatory: Mitch Levine
Title of Authorized Signatory: Managing Partner
Email Address of Purchaser: mlevine@enablecapital.com

Name of Purchaser: Shepherd Investments International, LTD
Signature of Authorized Signatory of Purchaser: Michael A. Roth
Name of Authorized Signatory: Michael A. Roth
Title of Authorized Signatory: Managing Member of its Investment Manager
Email Address of Purchaser: bdavidson@sf-capital.com